SUPPLEMENT
                      DATED MAY 13, 2004 TO THE PROSPECTUS
                                DATED MAY 1, 2004

                               JNL(R) SERIES TRUST


The section entitled "PRINCIPAL INVESTMENT STRATEGIES" should be deleted in its entirety and replaced with the following for the JNL/Putnam Midcap Growth Fund:

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in common stocks of U.S. mid-capitalization companies of a similar size to those in the Russell MidCap(R) Growth Index, with a focus on growth stocks which are stocks whose earnings the sub-adviser believes are likely to grow faster than the economy as a whole.

Small and midsized companies - These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

The Fund invests mostly in companies of a size similar to those in the Russell Midcap Growth Index. As of the date of this supplement, the Index was composed of companies having a market capitalization of between $400 million and $19 billion.


The chart entitled "AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003" should be deleted and replaced with the following for the JNL/Select Large Cap Growth
Fund:

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
---------------------------------------------------------- ------------------ ------------------ -------------------
                                                                1 year             5 year          Life of Fund*
---------------------------------------------------------- ------------------ ------------------ -------------------
JNL/Select Large Cap Growth Fund (Class A)                       35.46%             0.41%              12.07%
Russell 1000(R)Growth Index                                      29.89%            -0.24%              10.66%
S&P 500 Index                                                    28.68%            -0.57%              10.81%
---------------------------------------------------------- ------------------ ------------------ -------------------

The S&P 500 Index and the Russell 1000 Growth Index are broad-based, unmanaged indices.
* The Fund began operations on May 15, 1995.


The last paragraph of the section entitled "THE SUB-ADVISER AND PORTFOLIO MANAGEMENT" should be deleted for the JNL/Select Large Cap Growth Fund.


The third paragraph of the section entitled "THE SUB-ADVISER AND PORTFOLIO MANAGEMENT" should be deleted for the JNL/Select Global Growth Fund.


This Supplement is dated May 13, 2004.


(To be used with VC3656 Rev. 05/04,  VC3657 Rev. 05/04,  V3723 Rev. 5/03, VC5825
05/04,  NV3174CE Rev. 05/04,  NV3784 Rev. 05/04,  VC4224 Rev. 05/04, NV4224 Rev.
05/04, VC5526 Rev. 05/04,  NV5526 Rev. 05/04, NV5825 Rev. 5/04,  FVC4224FT 5/04,
HR105 Rev. 05/04, and VC2440 Rev. 05/04.)


                                                                     V5835 5/04